UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2013

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive

Shelton, Connecticut 06484

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported, on July 16, 2012, TranSwitch Corporation, a Delaware corporation (the “Company”), entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Aspire Capital Fund, LLC, an Illinois limited liability company (“Aspire Capital”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $11 million of shares of the Company’s common stock (the “Purchase Shares”) over the two-year term of the Purchase Agreement. As consideration for entering in to the Purchase Agreement, the Company issued to Aspire Capital an aggregate of $300,000 of shares of its common stock. In connection with the Purchase Agreement, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Aspire Capital. Of the $11.3 million of shares available for offer and sale under the Purchase Agreement, we have offered and sold shares of common stock with an aggregate offering price of $2,527,835 as of the date hereof, pursuant to a Registration Statement on Form S-3 (File No. 333-162609) initially filed on October 21, 2009, which was set to expire on October 28, 2012, and a prospectus supplement dated July 17, 2012. On October 25, 2012, the Company filed with the Securities and Exchange Commission a replacement Registration Statement on Form S-3 (File No. 333-184591), which was subsequently declared effective on January 25, 2013. As of the date hereof, shares of common stock having an aggregate offering price of $8,772,165 remain available for offer and sale to Aspire Capital (the “Remaining Shares”). On January 29, 2013, pursuant to Rule 424(b)(5) under the Securities Act, the Company filed a new prospectus supplement relating to the offer and sale of the Remaining Shares.

A description of the terms and conditions of the Purchase Agreement, the Registration Rights Agreement and the offering to Aspire Capital is set forth in the Company’s Current Report on Form 8-K filed on July 17, 2012 and is incorporated herein by reference. The foregoing description of the Purchase Agreement and the Registration Rights Agreement is not a complete description of all of the terms of those agreements. For a complete description of all of the terms, we refer you to the full text of such agreements, copies of which were filed as Exhibits 10.1 and 4.1, respectively, to the Company’s Current Report on Form 8-K filed on July 17, 2012, and which are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Pierce Atwood LLP.

23.1	Consent of Pierce Atwood LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TranSwitch Corporation

Date: January 29, 2013	By:	/s/ Robert Bosi
Name: Robert Bosi
Title: Chief Financial Officer